YieldMax Gold Miners Option Income Strategy ETF
Schedule of Investments
January 31, 2026 (Unaudited)

PURCHASED OPTIONS - 11.4% (a)	Notional Amount	Contracts	Value
Call Options - 11.4%
VanEck Gold Miners ETF (b)(c)(d)
Expiration: 02/06/2026; Exercise Price: $101.00	$106,116,300	11,265	$1,413,758
Expiration: 02/06/2026; Exercise Price: $106.00	47,100,000	5,000	220,000
Expiration: 02/06/2026; Exercise Price: $107.00	94,200,000	10,000	390,000
Expiration: 02/06/2026; Exercise Price: $116.00	4,710,000	500	8,250
Expiration: 02/06/2026; Exercise Price: $117.00	7,724,400	820	13,940
Expiration: 02/06/2026; Exercise Price: $119.00	47,100,000	5,000	40,000
Expiration: 03/20/2026; Exercise Price: $90.00	306,950,700	32,585	32,992,312
TOTAL PURCHASED OPTIONS (Cost $43,569,479)			35,078,260

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 88.3%		Principal
3.86%, 02/19/2026 (e)		$35,414,000	35,353,896
3.73%, 04/09/2026 (e)		37,388,000	37,142,421
3.60%, 05/12/2026 (e)		42,984,000	42,562,005
3.59%, 06/11/2026 (e)(f)		45,883,000	45,303,440
3.72%, 07/09/2026 (e)(f)		60,650,000	59,716,751
3.67%, 08/06/2026 (e)(f)		52,609,000	51,661,417
TOTAL U.S. TREASURY BILLS (Cost $271,671,430)			271,739,930

MONEY MARKET FUNDS - 1.4%		Shares
First American Government Obligations Fund - Class X, 3.61% (g)		4,399,158	4,399,158
TOTAL MONEY MARKET FUNDS (Cost $4,399,158)			4,399,158

TOTAL INVESTMENTS - 101.1% (Cost $319,640,067)			311,217,348
Liabilities in Excess of Other Assets - (1.1)%			(3,477,856)
TOTAL NET ASSETS - 100.0%			$307,739,492

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(e)	The rate shown is the annualized yield as of January 31, 2026.
(f)	All or a portion of the security has been pledged as collateral for written options. The fair value of securities committed as collateral as of January 31, 2026 was $20,637,794.
(g)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

YieldMax Gold Miners Option Income Strategy ETF
Schedule of Written Options
January 31, 2026 (Unaudited)

WRITTEN OPTIONS - (6.9)%	Notional Amount	Contracts	Value
Call Options - (1.2)%
VanEck Gold Miners ETF (a)(b)
Expiration: 02/06/2026; Exercise Price: $97.00	$(106,116,300)	(11,265)	$(2,512,095)
Expiration: 02/06/2026; Exercise Price: $102.00	(47,100,000)	(5,000)	(457,500)
Expiration: 02/06/2026; Exercise Price: $103.00	(94,200,000)	(10,000)	(785,000)
Expiration: 02/06/2026; Exercise Price: $112.00	(4,710,000)	(500)	(6,500)
Expiration: 02/06/2026; Exercise Price: $113.00	(7,724,400)	(820)	(8,610)
Expiration: 02/06/2026; Exercise Price: $115.00	(47,100,000)	(5,000)	(55,000)
Total Call Options			(3,824,705)

Put Options - (5.7)%
VanEck Gold Miners ETF, Expiration: 03/20/2026; Exercise Price: $90.01 (a)(b)	(306,950,700)	(32,585)	(17,545,608)
TOTAL WRITTEN OPTIONS (Premiums received $23,709,921)			$(21,370,313)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

YieldMax Gold Miners Option Income Strategy ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$35,078,260	$–	$35,078,260
U.S. Treasury Bills	–	271,739,930	–	271,739,930
Money Market Funds	4,399,158	–	–	4,399,158
Total Investments	$4,399,158	$306,818,190	$–	$311,217,348

Liabilities:
Investments:
Written Options	$–	$(21,370,313)	$–	$(21,370,313)
Total Investments	$–	$(21,370,313)	$–	$(21,370,313)

Refer to the Schedule of Investments for further disaggregation of investment categories.